Pritchard Capital – Energize 2010 Conference
Chart Industries, Inc
Investment Highlights
January 2010
Pritchard Capital – Energize 2010 Conference
Chart Industries, Inc
Investment Highlights
January 2010
Exhibit 99.1

Disclosure

This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995.  The use of words such as “may”, “might”, “should”, “will”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “project”,
“forecast”, “outlook”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements.  All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain.
Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements.  These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves and the vulnerability of those markets to economic downturns; the negative impacts of the continuing global economic and financial crisis, including the extent of decline in future sales and earnings related to these events; a delay, significant reduction in or loss of purchases by large customers; fluctuations in energy prices; the modification or cancellation of orders in our backlog; changes in government healthcare and medical device regulations, taxes, fees and reimbursement policies, including any health care reform legislation that may be enacted; our reliance on key suppliers and potential supplier failures; competition; general economic, political, business and market risks associated with the Company's  global operations; fluctuations in foreign currency exchange and interest rates; potential future charges to income associated with potential impairment of the
Company’s significant goodwill and other intangibles; the Company's ability to successfully manage its costs, core business resources and growth, including its ability to successfully acquire and integrate new product lines or businesses; the satisfaction of customary conditions to closing pending acquisitions; the loss of key employees and deterioration of labor and employee relations; potential labor disputes and work stoppages at our facilities; the pricing and availability of raw materials; the Company's ability to manage its fixed-price contract exposure; additional liabilities related to taxes; the costs of compliance with environmental, health and safety laws, and potential liabilities under these laws; the impact of hurricanes and other severe weather; litigation and disputes involving the Company, including product liability, contract, warranty, pension and severance claims; volatility and fluctuations in the price of our stock; and long-term risks associated with our indebtedness, including our ability to refinance our debt on terms favorable to the Company. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully.  Please consider the Company’s
forward-looking statements in light of these risks.   Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.
This presentation includes certain non-GAAP financial measures as defined in the Securities and Exchange Commission’s
Regulation G. More information on these non-GAAP financial measures including EBITDA, and the required reconciliations under Regulation G are set forth in the Appendix to this presentation. EBITDA, as shown in this presentation and the
Appendix, represents earnings before interest, taxes, depreciation and amortization.

SECTION 1 Company Overview

Energy industry is the largest end-user of the Company’s products
#1 or #2 in all primary markets served
Global operations with 12 manufacturing facilities and about 2,600 employees
(1)
$650 million of sales, $135 million of EBITDA for LTM 9/30/09
Company Overview
Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon, industrial gas, and biomedical markets.
Asia
32%
U.S.
35%
Americas
(Non-US)
8%
RoW
5%
Europe
20%
2008 Sales by Segment
Energy
62%
BioMedical
13%
General
Industrial
25%
2008 Sales by Region
(1) Includes about 375 employees added from recent acquisitions
2008 Sales by End-User
Energy &
Chemicals
42%
Distribution
& Storage
45%
BioMedical
13%

E&C Segment Overview

Heat Exchanger
Cold Box
Production
Heat
Exchangers
63%
Cold Boxes and
LNG VIP
37%
2008 Sales by Product/Region
Highlights
Leading provider of heat exchangers and cold boxes critical
to LNG, IGCC and natural gas processing markets
–
Separation, liquefaction and purification of hydrocarbon and industrial gases
Leading market positions domestically and internationally
One of three global suppliers of mission-critical LNG and
LNG liquefaction equipment
Selected Products
Americas
(Non-US)
5%
RoW 8%
Asia
57%
U.S.
27%
Europe
3%

D&S Segment Overview

2008 Sales by Product/Region
Highlights
44% of 2008 segment sales derived from products used in
energy applications
Manufacturing strategically located near growing end
markets and lower-cost countries
–
Positioned to capitalize on strong expected growth in Asia and
Eastern Europe
–
Continued investment in key global manufacturing facilities
Bulk MicroBulk
Distribution
Storage
Selected Products
Satellite LNG
Storage
Bulk Storage
Systems
41%
Packaged Gas
Systems
31%
VIP, Systems
and Components
5%
Parts, Repair and On-
Site Service
10%
Beverage Liquid
CO Systems
7%
LNG Terminals
and Vehicle Fuel
Systems 6%
Americas
(Non-US)
11%
RoW
2%
Asia
17%
U.S.
42%
Europe
28%
2

BioMedical Segment Overview

2008 Sales by Product/Region
Highlights
Strong expected growth in oxygen respiratory therapy and
biomedical research, led by international markets
End markets include:
–
Home healthcare and nursing home
–
Hospitals and long-term care
–
Biomedical and pharmaceutical research
–
Animal breeding
Portable Oxygen
Lab Storage
Stainless Steel Freezer
End-Use Consumption
Respiratory
Therapy
Systems
38%
Other
13%
Biological
Storage
Systems
49%
Selected Products
Americas
(Non-US)
7%
U.S.
38%
Europe
44%
Asia
11%

SECTION 2 Chart Investment Highlights

Summary of Investment Highlights
End markets are positioned to recover with strong energy demand
–
Energy demand recently forecasted to expand 40% between now and 2030*
–
Global investment of $26 trillion, over $1 trillion/year, is needed to keep up with demand*
A market leader
–
Leading market position in all segments
–
Significant sustainable competitive advantages
–
Strong balance sheet with significant liquidity
Aggressive response to current economic downturn
–
Cost management made a priority along with operations excellence
–
Flexible cost structure provides the ability to quickly downsize SG&A and plant overhead costs
–
Work force levels down 24% from 12/31/08 levels excluding recent acquisitions.
–
Exit of low margin MRI product line
–
Will emerge from downturn more strongly positioned
Continued growth initiatives
–
Three strategic acquisitions completed during 2009
–
Expect continued acquisition activity due to strong balance sheet and liquidity
Strong track record of maximizing operating efficiencies and growth
–
23% sales compound annual growth rate
(“CAGR”)
2003 through 2008
–
51% EBITDA CAGR 2003 through 2008
8
* Source: International Energy Agency - World Energy Outlook 2009, Reference Scenario.
Based on assumption that governments do not change their policies relating to energy;
differences would arise should governments change energy policies

World primary demand for natural gas expands on average by 1.5% per year.  The biggest increases occur in the Middle East, China and India. New power generation stations absorb 45% of the increase. *
Demand for coal
grows more strongly than demand for any other energy sources.  Growth in production in all other regions is dwarfed by China’s 61% share of incremental global production.*
Cumulative energy investment needs amount to $26 trillion in 2008-2030.  The power transmission, distribution and generation sectors require 53% of total investment, and gas supply infrastructure requires 20%.*
* Source: International Energy Agency World Energy Outlook
2009, Reference Scenario
Reference Scenario based on assumption that governments do
not change their policies relating to energy; differences would arise should governments change energy policies
Energy Trends - Long-Term Growth Drivers
World Primary Energy Demand by Fuel*

Energy Trends - Long-Term Growth Drivers
“Overall global Capex on LNG facilities for the 2010-2014 period is forecast to total over $108 billion – a growth of
10% relative to the 2005-2009 period.”
Source: Douglas-Westwood World LNG Market Report 2010-2014 - (12/3/2009)
“Global gas demand is likely to rise by 25%, while the use of LNG is set to surge by 40% by
2020. ”
Source: ExxonMobil
quoted at CWC World LNG Summit, Barcelona - (12/2/2009)
$220 billion annual investment into the entire gas-supply infrastructure is needed through 2030 *
More than half of the global gas investment is needed in non-OECD countries (primarily in Eastern Europe/Eurasia,
Asia and the Middle East) *
Cumulative Investment in Gas-Supply Infrastructure by Activity, 2008-2030*
Total Investment over Period: $5.1 trillion
* Source:
International Energy Agency – World Energy Outlook
2009, Reference Scenario
Reference Scenario based on assumption that governments do
not change their policies relating to energy; differences would arise should governments change energy policies

Leading Proprietary Technology and Designs

Take advantage of leading proprietary technology and designs through new product development
Satellite LNG Storage
MicroBulk Air Cooled Heat Exchangers
Brazed Aluminum Heat Exchangers

Growth Initiatives

Acquisition criteria include:
–
Global niche engineered equipment, systems or aftermarket business
–
Fit with Chart value proposition including product/technology synergies
–
#1 or potential to become #1 within existing or adjacent growth markets
–
Geographic expansion or cost savings synergies
Completed three acquisitions during 2009
–
Covidien’s
Global Oxygen Therapy Business
(HELiOS™
and
Companion™
products)
–
Plainfield,
Indiana
–
Increases Biomedical sales by over 50% to an expected annual run rate of approximately $150 million
–
Opportunity to substantially improve operating margins through business rationalization and leveraging strategic sourcing capabilities
–
Golden Phoenix Liquid Nitrogen Container
–
Chengdu, China
–
Expand BioMedical’s
geographical footprint to support the growing Asian and European demand
–
Take advantage of lower cost manufacturing
–
Tri-Thermal Inc.
–
Tulsa, Oklahoma
–
Build E&C aftermarket business by supplying high margin parts and repair service
–
Establish new customer relationships and opportunity to sell replacement heat exchangers
Current economic environment continues to provide acquisition opportunities for Companies with strong balance sheets and more than adequate liquidity, such as Chart

Global Manufacturing and Distribution Platform

Operating leverage provides the flexibility to expand and reduce capacity as needed with minimal capital expenditure
Manufacturing facilities are strategically located in lower-cost countries and near centers of demand
Corporate
Energy & Chemicals
Distribution & Storage
BioMedical
Total:
Manufacturing:
Europe Asia-Pacific
12
8
4
2
3
2
North America

SECTION 3 Financial Overview

Strong Track Record of Successful Execution

Drivers of Growth
Distribution & Storage
–
Expanding aftermarket business
–
Global relationships with major industrial gas
companies
–
Well positioned in areas of expected growth
(Asia & Eastern Europe)
Energy & Chemicals
–
Significant exposure to expected global
energy demand growth
–
Environmental legislation and alternative
energy opportunities
BioMedical
–
Liquid oxygen growth in emerging markets
–
Increasing biological research expenditures
–
Aging demographic
CAGR
(2003-2008)
Sales       23%
EBITDA   51%
(1)
EBITDA includes non-recurring costs of $24 million for the acquisition of Chart Industries by
First Reserve.
(2)
EBITDA includes non-recurring costs of $7 million for stock compensation expense due to secondary stock offering.
(1)
(2)

EBITDA Margin Improvement

Year over year sales decline attributed to
lower volumes across segments due to poor
economic environment and unfavorable
currency effects.
EBITDA performance benefited from
improved project execution and ongoing cost
reduction initiatives
–
Gross Margin improvement (+144 bps
improvement Q1-Q3 2009 vs. Q1-Q3 2008)
–
24% workforce reduction from 12/31/08 levels
(excluding recent acquisitions)
Strong balance sheet, significant liquidity and
cost savings initiatives position us well to face
the challenges of the economic downturn
Net Sales
EBITDA

165
227
164
127
89
71
92
115
0
50
100
150
200
250
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 **
Quarterly Firm Orders against Monthly Global New Orders Index (PMI)
Improving Order Trends
17
Global Manufacturing New Orders Index *
* Source: JP Morgan Global Manufacturing PMI
** 4   Quarter 2009 orders estimated through 12/27/2009
Firm Orders (Quarterly)
th

Positive Developments

Current economic environment has been challenging but recent developments support some optimism
Order trends in D&S and BioMedical have shown signs of stabilization or improvement.
–
BioMedical has traditionally been counter-cyclic and order trends continue to hold up.
–
D&S order trends have stabilized and started to move up in certain product lines.
E&C quote activity has been fairly active. Bids for large base-load LNG liquefaction projects submitted could lead to 2010 orders. E&C revenue typically lags order intake due to project size and duration. We continue to invest in this business to meet long-term expectations despite short-term competitive pricing pressure.
Cost savings initiatives ahead of management expectations as workforce levels, excluding impact of acquisitions, are down 24% from year end 2008.
Continue to generate positive cash flow during the economic downturn with cash and investments of $219.5 million at the end of September, up $65.1 million from
December 31, 2008.

SECTION 4 Conclusion Note: The Company’s 2010 earnings outlook will be provided during the fourth quarter and year-end 2009 conference call scheduled for February 24, 2010

Positioned on Strong and Stable Platform for Growth
Flexible Manufacturing Platform
–
Ability to ramp up or scale back production as demand fluctuates
–
Necessary capacity expansion/contraction is easily attainable
–
Proven ability to implement cost-savings measures during periods of sharp decline
Very strong balance sheet
–
Significant improvement in net debt position
–
Substantial free cash flow growth
–
Continued ability to invest in and take advantage of growth opportunities
Stable business model
–
Attractive industry with long-term customer relationships
–
Solid platform with worldwide presence and leading market positions in all segments
–
Significant sustainable competitive advantages
Positioned for continued significant growth when markets recover
–
Strong track record of maximizing operating efficiencies and growth
20
Chart represents a unique investment opportunity to capitalize on the return of strong growth in the markets it serves, particularly natural gas processing and
LNG sectors.

APPENDIX Reconciliation of Net Income to EBITDA

Reconciliation of Net Income to EBITDA

($ In Millions)
2003 2004 2005 2006 2007 2008
Q1-Q3
2008
Q1-Q3
2009
Net Income (Loss) $    (7) $    23 $     8 $    27 $    44 $    79 $    57 $    46
Interest expense, net 12 5 10 25 22 18 14 12
Income tax expense 3 10 7 13 17 30 25 21
Depreciation and amortization 11 8 11 23 20 23 16 16
EBITDA $     19 $      46 $     36 $     88 $   103 $   150 $   112 $     95
Years Ended December 31,
EBITDA represents earnings before interest, taxes, depreciation and amortization.  EBITDA is not intended to represent cash flow from operations as defined by U.S. GAAP and should not be used as an alternative to net income or as an indicator of operating performance.